Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes
Income Taxes
16.	Income Taxes

At December 31, 2023, the Company had a net operating loss carryforward for federal income tax purposes of $97.3 million, $35.8 million of which begins to expire in varying amounts in tax years 2026 through 2037. Approximately $61.5 million of net operating losses, incurred after December 31, 2017, carryforward indefinitely. Additionally, the Company has a research and development tax credit carryforward of $6.5 million for federal income tax purposes that begins to expire in varying amounts in tax year 2028. In connection with the Company’s equity transactions in 2007 and 2019, the Company determined that the utilization of net operating losses in future years may be subject to limitations by reason of an “ownership change” as defined under Section 382 of the Internal Revenue Code (IRC) (“Section 382 Limitation”). As a result of the Section 382 Limitation, the Company may not be able to fully utilize its net operating loss carry forwards and other tax credit carry forwards to offset future taxable income. Based on the Company’s estimated impact of the ownership change and Section 382 Limitation as of December 31, 2023, the net operating loss was reduced to $88.3 million, and the tax credits were reduced to $4.8 million for credits earned after the 2019 ownership change. During the year ended December 31, 2023, the Company raised additional equity capital and has yet to determine whether an ownership change occurred. If an ownership change is determined to have occurred in 2023, additional limitations on the Company’s net operating losses incurred prior to the ownership change may apply. Based on operations through December 31, 2023, the Company has estimated that the net operating loss and tax credits should be further reduced by providing a full valuation allowance against both.

In assessing the ability to realize its deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers evidence such as the reversal of deferred tax liabilities, projected future results of operations, and tax planning strategies in making this assessment. Based upon the level of historical taxable income, significant book losses during the current and prior periods, and projections for future results of operations over the periods in which the deferred tax assets are deductible, among other factors, management continues to conclude that the Company does not meet the “more likely than not” requirement of ASC 740 in order to recognize deferred tax assets. As such, a valuation allowance has been recorded to offset the Company’s net deferred tax assets at December 31, 2023. The Company recorded an increase in the valuation allowance of $5.0 million for the year ended December 31, 2023.

Due to the uncertainty surrounding the realization of the benefits of its deferred assets, including NOL carryforwards, the Company has provided a 100% valuation allowance on its net deferred tax assets at December 31, 2023 and 2022. The valuation allowance was $24.2 million and $19.1 million as of December 31, 2023 and 2022, respectively.

The components of the Company’s deferred tax asset are as follows:

	December 31,
	2023	2022

	(in thousands)
Deferred tax assets – non-current

Accrued bonuses	$22	$63
Accrued vacation	24	28
Net operating loss (NOL) carryover	18,550	15,818
Research & development tax credits	4,769	2,509
Share based expense	750	671
Other	3	3
Right of use lease liability	24	46
Fixed asset depreciation	50	44
Total deferred tax asset	24,192	19,182
Less: valuation allowance	(24,171)	(19,140)
Net deferred tax asset	21	42
Right of use asset	(21)	(42)
Net deferred tax asset	$—	$—

Reconciliation between income taxes at the statutory tax rate (21%) and the actual income tax provision for continuing operations follows:

	December 31,
	2023	2022

	(in thousands)
Loss before income taxes	$(16,078)	$(13,868)
Tax (benefit) at statutory tax rate	(3,376)	(2,912)
Effects of:
Exclusion of incentive stock option expense	74	80
R&D tax credits	(2,261)	844
Increase in valuation allowance	5,031	98
FMV of warrants	57	—
Section 382 limit - NOL	—	1,890
Other	475	—
Provision for income taxes	$—	$—

As of December 31, 2023, the Company had no unrecognized income tax benefits. The Company’s policy for classifying interest and penalties associated with unrecognized income tax benefits is to include such items as tax expense. No interest or penalties have been recorded as of the year ended December 31, 2023, and no interest or penalties have been accrued as of December 31, 2023 and 2022, respectively.

The Company’s open years for Internal Revenue Service (IRS) examination purposes due to normal statute of limitation are 2020, 2021 and 2022. However, since the Company has operating loss carryforwards, the IRS has the ability to make adjustments to items that originate in a year otherwise barred by the statute of limitations under Section 6501 of the IRC of 1986, as amended, in order to redetermine tax for an open year to which those items are carried. Therefore, in a year in which a net operating loss deduction was claimed, the IRS may examine the year in which the net operating loss was generated and adjust it accordingly for purposes of assessing additional tax in the year the net operating loss was claimed. The Company is not currently under examination by the IRS or any other taxing authorities.